          TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE CERTIFICATE
                             WHEN READY FOR DELIVERY


        COMMON STOCK                 PACIFIC                        COMMON STOCK
                                    GREYSTONE

THIS CERTIFICATE IS TRANSFERABLE            SEE REVERSE FOR CERTAIN DEFINITIONS
IN BOSTON, MA OR IN NEW YORK, NY                      CUSIP 694351 10 7


                          PACIFIC GREYSTONE CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT




IS THE RECORD HOLDER OF

          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01
                             PAR VALUE PER SHARE OF
                          PACIFIC GREYSTONE CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: /s/ Robert W. Garcin      [GREYSTONE             /s/ Jack R. Harter
               SECRETARY       CORPORATE SEAL]          CHAIRMAN, PRESIDENT
                                                    AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
    THE FIRST NATIONAL BANK OF BOSTON
            TRANSFER AGENT AND REGISTRAR


BY
   --------------------------------------
                   AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporations' Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -    as tenants in common
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with right of
               survivorship and not as tenants
               in common

UNIF GIFT MIN ACT -- ________________Custodian______________
                         (Cust)                  (Minor)
                    under Uniform Gifts to Minors
                    Act__________________________________
                                     (State)
UNIF TRF MIN ACT -- _____________Custodian (until age _____)
                       (Cust)
                    _______________under Uniform Transfers
                        (Minor)
                    to Minors Act_________________________
                                          (State)


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________


- --------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________________


                                             X _________________________________

                                             X _________________________________
                                             THE SIGNATURE(S) TO THIS ASSIGNMENT
                                    NOTICE   MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By__________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.